Exhibit 8(q)(vi)

                 THIRD AMENDMENT TO FUND PARTICIPATION AGREEMENT

THIS SECOND AMENDMENT TO FUND PARTICIPATION AGREEMENT is made as of this ____ day of March, 2008 among JEFFERSON NATIONAL LIFE INSURANCE COMPANY (formerly, Conseco Variable Insurance Company) ("Company"), SELIGMAN PORTFOLIOS, INC., ("Fund"), AND SELIGMAN ADVISORS, INC. ("Distributor") (collectively, the "Parties"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

                                    RECITALS

      WHEREAS, Company, Fund, and Distributor are parties to a Participation Agreement dated May 1, 2000, as amended August 5, 2003 and May 1, 2006 (the "Agreement"); and

      WHEREAS, the Parties to the Agreement desire to make Class 1 shares of certain of the Portfolios available to Company's Accounts; and

      WHEREAS, The Parties desire and agree to amend the Agreement by deleting Schedule A of the Agreement and replacing it with the revised Schedule A attached hereto.

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

      1. Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

      All other terms of the Agreement shall remain in full force and effect.

      [Intentionally Left Blank]


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

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the ____ day of March 2008.

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

By its authorized officer,

By:______________________________________
Name:
Title:
Date:

SELIGMAN PORTFOLIOS, INC.

By its authorized officer,

By:______________________________________
Name:
Title:
Date:

SELIGMAN ADVISORS, INC.

By its authorized officer,

By:______________________________________
Name:
Title:
Date:


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

                                   Schedule A
                                   ----------
                   Separate Accounts and Associated Contracts
                   ------------------------------------------

Names of Separate Account and                                          Contracts Funded
Date Established by Board of Directors                                 By Separate Account
--------------------------------------                                 -------------------
Jefferson National Life Annuity Account C - (1/01/1980)                Annuity Contract Form No.  22-4025
                                                                       (Individual), 32-4000 (Group)
Jefferson National Life Annuity Account E - (7/25/1994)                Annuity Contract Form No. 22-4047/32-4003
                                                                       (Achievement), 22-4048/32-4002 (Educator)
Jefferson National Life Annuity Account F - (9/26/97)                  Annuity Contract Form No. 22-4061
Jefferson National Life Annuity Account G - (1/18/96)                  Annuity Contract Form No. 22-4056, JNL-2300,
                                                                       JNL-2300-1, JNL-2300-2
Jefferson National Life Annuity Account H - (11/1/99)                  Annuity Contract Form No. CVIC-2000, CVIC-2001
                                                                       (State Specific)
Jefferson National Life Annuity Account I - (8/23/2000)                Annuity Contract Form No. CVIC-2004 or -2005
                                                                       (state specific)
Jefferson National Life Annuity Account J - (11/3/2003)                Annuity Contract Form No. JNL-2100
Jefferson National Life Annuity Account K - (11/3/2003)                Annuity Contract Form No. JNL-2200
Jefferson National Life Account L - (1/10/2001)                        Annuity Contract Form No.  CIVIC-1001, CIVIC-1003

The following shares of the Portfolios are available as an investment vehicle for funding of the Accounts:

Portfolio                                                            Class
---------                                                            -----
Seligman Communications and Information Portfolio                    Class 2
Seligman Global Technology Portfolio                                 Class 2
Seligman Smaller-Cap Value Portfolio                                 Class 1
Seligman Large-Cap Value Portfolio                                   Class 1


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